UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 10, 2024

TEXAS CAPITAL BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34657	75-2679109
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
2000 McKinney Avenue, Suite 700, Dallas, Texas, U.S.A.
(Address of principal executive offices)
75201
(Zip Code)
Registrant’s telephone number, including area code: (214) 932-6600
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	TCBI	Nasdaq Stock Market
5.75% Non-Cumulative Perpetual Preferred Stock Series B, par value $0.01 per share	TCBIO	Nasdaq Stock Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On May 10, 2024, the Board of Directors (the “Board”) of Texas Capital Bancshares, Inc. (the “Company”) elected Mark Midkiff as a member of the Board, effective June 1, 2024. Mr. Midkiff will also serve as a member of the Board’s Risk Committee.
Mr. Midkiff served as the Chief Risk Officer of KeyCorp, the parent of Key Bank, a large regional bank with over $180 billion in assets, from 2018 until December 2023, and subsequently in a transition capacity until his retirement earlier this year. Mr. Midkiff joined KeyCorp from BB&T where he served as Deputy Chief Credit Officer. Prior to that role, Mr. Midkiff served as Global Chief Risk Officer and Board Director for GE Capital and Chief Risk Officer for MUFG Union Bank. Mr. Midkiff brings to the Board over thirty years of experience in risk management, including at some of the largest regional banks in the country.
Mr. Midkiff will receive cash and equity compensation commensurate with that received by the Company’s other non-management directors, as described in the Company’s proxy statement for the 2024 Annual Meeting of Stockholders as filed with the U.S. Securities and Exchange Commission (“SEC”) on March 7, 2024. The Company will enter into a standard director indemnity agreement with Mr. Midkiff, a form of which was filed with the SEC as Exhibit 10.14 to the Company’s Annual Report on Form 10-K on February 21, 2014. Mr. Midkiff qualifies as an “independent” director under the Nasdaq Marketplace Rules and the Company’s Corporate Governance Guidelines.
A copy of the press release announcing Mr. Midkiff’s election to the Board is attached hereto as Exhibit 99.1.
Item 9.01.    Financial Statements and Exhibits.

(d)    Exhibits
99.1    Press Release, dated May 16, 2024

104    Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	May 16, 2024	TEXAS CAPITAL BANCSHARES, INC.
		By:	/s/ J. Matthew Scurlock
J. Matthew Scurlock Chief Financial Officer